EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q/A Amendment No.1 for the quarter ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron Levy, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       Date:   September 14, 2006

                                       By:     /S/     Myron Levy
                                       Name:   Myron Levy
                                       Title:  Chairman of the Board and
                                               Chief Executive Officer



CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q/A Amendment No.1 for the quarter ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin J. Purcell, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in such Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                       Date:   September 14, 2006

                                       By:     /S/     Kevin J. Purcell
                                       Name:   Kevin J. Purcell
                                       Title:  Chief Executive Officer